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                          TOUCHTUNES MUSIC CORPORATION
                          8370 WILSHIRE BOULEVARD, SUITE 209
                          BEVERLY HILLS, CALIFORNIA 90211


                          Dated as of: December 22, 2001





WARNER MUSIC GROUP, INC.
75 ROCKERFELLER PLAZA
NEW YORK, N.Y. 10019



Gentlemen:

     This agreement ("Agreement") sets forth the terms and conditions under which you, ("Company") on behalf of your controlled affiliated United States based record labels listed on Exhibit A, attached hereto and by this reference made a part hereof (the "Labels"), hereby grants to the undersigned, TouchTunes Music Corporation ("TT") the non-exclusive right, license and privilege (but not the obligation) to make digital copies of "Sound Recordings" (as hereinafter defined) which are owned and/or controlled by the Labels (and as to which the applicable Label has the right to grant the license conveyed hereunder), and to make such copies available to the public via coin-operated digital audio jukeboxes (the "Jukebox(es)"). For the purposes of the Agreement a Jukebox is described as a unit which plays sound recordings after payment has been made by the user, and the user has selected one or more Sound Recordings to be performed. ***

1.   PARTICIPATION.

a) Company hereby grants to TT the right and license to convert copies of certain sound recordings owned or controlled by the Labels (the "Sound Recording(s)") into the digitized format (as more fully set forth and described in Paragraph 3 (a) below), for promotional and pay-for-play use in accordance with the terms and conditions of this Agreement (the "Uses"). TT shall have the right to include such Sound Recordings on any Jukebox located in ***


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(the "Territory").

b) In addition to being granted rights in the Sound Recordings, TT shall have the right to convert into a digitized format for use solely in connection with the Jukeboxes and in accordance with the terms and conditions of this Agreement:
(i) copies of the respective cover art (to the extent that Company owns or controls same) ("Cover Art"), or copies of the respective Alternative Art (as hereinafter defined); (ii) to the extent that Company or the Labels expressly provide such to TT (and to the extent that Company or the Labels owns or controls the same) copies of promotional materials ("Promotional Materials") including, but not limited to photographs, liner notes and other visual elements to be used by TT on the Jukeboxes and related peripherals. In the event that Company does not provide Cover Art for a particular Sound Recording, then TT shall have the right to create "Alternative Art" which, subject to Company's prior written approval, may be used in connection with the Jukeboxes in lieu of and in the same manner as the Cover Art. The Cover Art, Alternative Art and Promotional Materials are collectively referred to herein as "Materials".

2. TERM. Reference is hereby made to an agreement by and between Company and TT's predecessor in interest, TouchTunes Digital Jukebox, Inc. dated March 22, 1999, as amended (hereinafter referred to as the "Old Agreement"). Simultaneously with the full execution hereof, the Term of the Old Agreement shall be deemed terminated, effective as of the date hereof. The term ("Term") of this Agreement shall be the period beginning on the date that this Agreement is fully executed and continuing in full force and effect until ***.

3.   LICENSE OF RIGHTS.

(a) During the Term and in the Territory, TT will have the right, but not the obligation, and on a non-exclusive basis, to do the following in accordance with the terms and conditions of this agreement: (i) To encode, in its entirety and without alteration, a digital master of each Sound Recording (the "Digital Recording") included on any record (the "Record") which is or may be during the Term owned and/or controlled by Company (and as to which the applicable Label has the right to grant the License conveyed hereunder, it being understood and agreed that references hereafter to "Company" shall, where appropriate, be references to the Labels). The Digital Recording, together with the Promotional Materials will then be converted into a compressed digital format and utilized by TT for the Uses contemplated hereunder. It is understood by the parties that the ***; (ii) To store such Digital Recordings and Promotioanl materials on a central hard-drive storage and retrieval system owned and controlled by TT; (iii) To copy and transmit the Digital Recordings and Promotional Materials from such central hard-drive storage and retrieval system onto the hard-drive memory of the Jukeboxes. For the avoidance of doubt, Company hereby acknowledges is understanding that the Jukeboxes will also contain sound recordings which are owned or controlled by third parties; (iv) To license rights ***; (v) To permit patrons of the establishments hereafter referred to, to play such Digital Recordings from the Jukeboxes; and, (vi) To permit the Jukeboxes hereunder

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in ***.

(b)  INTENTIONALLY DELETED

(c) It is understood and agreed that the rights granted to TT pursuant to Sections 3 (a) above, will be subject to any and all restriction, contractual or otherwise, imposed on or by Company, and in respect of which TT has received written notice from Company, and such restrictions shall be acted upon within a reasonable time after TT's receipt of such written notice. It is further understood and agreed that only those rights specifically granted to TT hereunder are covered by this license and that all other rights are reserved to Company.

4.   LICENSE FEE.

(a)  PAID PERFORMANCES. In consideration of the rights granted to TT herein in
Section 3 (a) above, TT shall pay to Company a royalty equal to ***.

(b)  INTENTIONALLY DELETED

(c) ALL-IN PAYMENTS. (i) The amount set forth in Section 4 (a) (the "License Fee") and paid to Company hereunder shall include provision for any and all monies which may be or become due and payable to Company, its recording artists, producers, or any other third party royalty participants who has performed services in connection with the recording of the Sound Recording, (including, but not limited to "mixers", as that term is understood in the record industry) and who are required to be compensated in connection with the use provided for under this Agreement ***. As between TT and Company, it will be Company's responsibility to make all payments required to be made in accordance with its agreements with such recording artists, producers and third party royalty participants. Company's failure to make such payments shall not be deemed a material breach hereof, and TT shall not have the right to terminate the Term of this Agreement as a result of such non-payment.

     (ii) It is understood that the payments to Company hereunder shall not include provision for the payment of any applicable mechanical royalties with respect to compositions embodied on the Digital recording or any performance royalties payable, the obligations of which shall be met solely by TT.

     (iii) ***


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(d)  ***


5.   ACCOUNTING/REPORTS.

(a) (i) During the Term and within ***, TT will render accounting Reports to Company and together therewith, pay to Company, such sums as are shown thereby to be due to Company, *** (as hereinafter defined).

     (ii) Each such accounting Report will provide Company with the following information:

A. A listing of all Records played on each Jukebox during each calendar quarter annual period;

B. The number of times each record was performed and the aggregate number of performances during such quarter annual period; and

C. Such additional information as Company may reasonably request from time to time.

     (iii) TT shall transmit its accountings to Company electronically and/or in the form of hard copies as designated by Company. TT shall pay royalties by wire transfer or check, as designated by Company.

(b) ***, Company shall the right, *** to examine *** TT's relevant books and records for the purpose of verifying the accuracy of TT's statements hereunder. ***.

(c) *** It is *** understood and agreed that Company shall not be entitled to view copies

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of confidential reports or surveys prepared by TT exclusively for any third-party who has paid TT a fee to prepare such confidential report or survey.

6.   OTHER FEES/CLEARANCES.

(a)  ***

(b)  ***

     (i) ***

     (ii) ***

7.   RESTRICTIONS ON USE.

(a) ALTERATIONS. TT shall not edit or otherwise alter any Digital Recording or permit any person to edit or alter any Digital Recording.

(b) ADVERTISING. TT shall not use any Digital Recording, or the likeness of any artist whose performance is contained on any Digital Recording, for any purpose other than as expressly set forth herein without the prior written consent of Company. ***

(c) CLAIMS. In the event that any claim is made or action is commenced, or, in Company's reasonable opinion the making of a claim or the commencement of an action is likely or imminent, which challenges Company's underlying rights in any particular Digital Recording or Company 's right to license a Digital Recording as contemplated hereunder, Company may require TT to, and TT shall, promptly remove or delete, such Digital Recording from all of the Jukeboxes.


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(d)  SUSPENSION FOR NON-PAYMENT. In the event that TT fails to pay to Company any sums required to be paid pursuant to this Agreement, Company may suspend TT's right to utilize any of the Digital Recordings licensed for use by TT pursuant to this Agreement, which suspension shall be effective on the *** following TT's receipt of written notice from Company, unless on or before such date, TT pays Company the full amount due and owing.

8. CREDITS. In each instance that a Digital Recording is performed on a Jukebox, TT shall, in a manner that is clearly visible to the consumer, identify the artist, song title, name of album and the applicable Label. ***

9. TERMINATION OF THE TERM. Notwithstanding anything to the contrary contained herein, Company shall have the right, by written notice, to terminate the Term of this Agreement if:

     (a) TT fails to pay to Company the License Fee and/or the additional payments hereinafter provided for within *** of the applicable due date;

     (b) Company determines, in good faith, that TT has materially breached any other material term or condition set forth of this Agreement.

     Notice of termination given to TT by Company shall specify the reason(s) for such termination, and in the case where a cause for termination shall be susceptible of cure, and such notice of termination is the first notice of termination given to TT for such reason, if TT fails to cure such cause for termination within *** after the date of such notice, termination shall be effective upon the expiration of such period, or if TT cures such cause within such period, such notice of termination shall be ineffective. In all other cases, notice of termination shall be effective on the date thereof.

10. DELETION/DESTRUCTION OF COMPANY PROPERTY UPON THE EXPIRATION OR TERMINATION OF THE TERM. Upon the expiration or early termination of the Term, TT shall delete all copies (including back-up copies) of the Records, Digital Recordings and any other materials and information provided to TT hereunder from TT's central database, the Jukeboxes and all other computer systems by erasure and shall either deliver to Company or destroy (at Company 's election) all other copies of the Records, Digital Recordings and other materials and information previously provided by Company hereunder which have not previously been returned. Such deletion and destruction (if elected by Company) shall be certified by an authorized officer of TT supervising the deletion or destruction of such property.

11. SECURITY/WATERMARKING. *** In addition, TouchTunes agrees that at such time as an industry standard for security is adopted, it shall use its best efforts to utilize such standard with respect to the design and operation of its systems.

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12.  INTENTIONALLY DELETED

13.  INDEMNIFICATION ***

(a) TT and Company hereby agree to indemnify each other and their respective affiliates, officers, directors, employees and agents, and to hold such other party harmless from and against any and liabilities, demands, costs, fees and expenses incurred by such party as a result of the failure by the indemnifying party to perform its material obligations hereunder.

(b)  ***

(c)  ***

14.  ***

(a)  ***

(b)  ***

(c)  ***

15.  WARRANTS: ***


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16.  NOTICES. Any notice or other communications required or which may be given hereunder shall be in writing and shall be delivered personally, or sent by certified, registered or express mail or by Federal Express or similar courier service, postage prepaid, as follows:

           If to TT:     TouchTunes Music Corporation
                         3 Commerce Place, 4th Floor
                         Nuns Island, Montreal (Quebec)
                         Canada H3E 1H7
                         Attention:  President


                         With a cc to:
                         Strote and Levinson
                         21700 Oxnard Street, Suite 340
                         Woodland Hills, California 91367
                         Attention: Mark L. Levinson, Esq.


      If to Company:     Warner Music Group, Inc.
                         75 Rockefeller Plaza
                         New York, N.Y. 10019
                         Attention: Executive Vice President and General Counsel



17. GENERAL. This Agreement: (i) contains the entire agreement of the parties concerning the subject matters hereof and may not be amended except by a written instrument signed by both parties hereto; (ii) may not be assigned by TT or Company, except in connection with any sale, transfer or other disposition of all or a substantial portion of the stock or assets of Company, or TT; and (iii) shall be governed by and construed under the laws of the State of New York applicable to agreements entered and performed entirely therein. No waiver by either of the parties hereto or any failure by the other party to keep or perform any covenant or condition under this Agreement shall be deemed to be a waiver of any other breach of the same, or any other, covenant or condition.


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     If you agree with the terms set forth herein, please so indicate by signing this letter in the space provided below.

                                  Very truly yours,

                                  TOUCHTUNES MUSIC CORPORATION



                                  By: /s/ Matthew Carson
                                      -----------------------------------
                                          Matthew Carson
                                          Its: V.P. Finance & CFO



ACCEPTED AND AGREED TO:
Warner Music Group, Inc.



By:  /s/ Paul Vidich
     -----------------------------------------------------
         Paul Vidich
         Its: Executive Vice President,
              Business, Development and Strategic Planning
              --------------------------------------------

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                                   EXHIBIT "A"



        WARNER MUSIC GROUP, INC. CONTROLLED AND AFFILIATED RECORD LABELS

                                      ***



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